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                          CUNA MUTUAL INSURANCE SOCIETY
                      CUNA MUTUAL VARIABLE ANNUITY ACCOUNT

                                   SUPPLEMENT
                              Dated January 7, 2009

                                       TO

                         MEMBERS(R) VARIABLE ANNUITY III
                       Prospectus dated November 24, 2008

                                       AND

                           MEMBERS(R) VARIABLE ANNUITY
                         MEMBERS(R) VARIABLE ANNUITY II
                       MEMBERS(R) CHOICE VARIABLE ANNUITY
        Prospectuses dated May 1, 2008, as supplemented July 9, 2008 and
                                November 17, 2008

This supplement updates the prospectuses for the variable annuity contracts listed above, and contains information that you should read and maintain for future reference.

In connection with the recently adopted Worker, Retiree and Employer Recovery Act of 2008 ("Act"), there are no required minimum distributions from certain qualified defined contribution retirement plans and individual retirement accounts for the 2009 calendar year. If a Contract is held in such an account, the Owner has enrolled in an Automatic Required Minimum Distribution Plan, and the Owner does not instruct the Company to discontinue distributions for 2009, the Company will continue to make distributions as if minimum distributions were required.

Owners, who have not enrolled in an Automatic Required Minimum Distribution Plan and who would have been required to take minimum distributions in 2009 if the Act had not been passed, may enroll in an Automatic Required Minimum Distribution Plan in 2009 and take the distributions that would otherwise have been required.

For both established and new Automatic Required Distribution Plans, the Company will treat such distributions as if they had been required for purposes of the discussion of required minimum distributions in this prospectus.

An Owner who receives a distribution under an Automatic Required Distribution Plan may re-contribute such distribution to the Contract as a rollover contribution if the distribution is returned to the Company and is received by the Mailing Agent within 60 days of payment. Such distributions returned in good order will be processed as of the Valuation Day they are received by the Mailing Agent.

                                      * * *

If you would like an additional copy of the prospectus for your annuity contract, please call us at 1-800-798-5500 or write our Home Office at 2000 Heritage Way, Waverly, Iowa 50677.